UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 33.4%
CONSUMER DISCRETIONARY - 2.6%
Automobiles - 0.2%
DaimlerChrysler North America Holding Corp., Notes	5.875%	3/15/11	500,000		$520,194
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	3,315,000		3,609,674
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000		1,541,010
Motors Liquidation Co.	9.450%	11/1/11	2,514,000		905,040	(a)
Motors Liquidation Co.	8.100%	6/15/24	368,000		130,640	(a)
Motors Liquidation Co.	8.375%	7/5/33	9,520,000	EUR	4,757,531	(a)
Motors Liquidation Co., Debentures	9.400%	7/15/21	674,000		239,270	(a)
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	1,040,000		384,800	(a)
Motors Liquidation Co., step bond	0.000%	3/15/36	8,887,000		1,666,312	(a)

Total Automobiles					13,754,471

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	400,000		405,000
Service Corp. International, Senior Notes	7.500%	4/1/27	5,385,000		4,927,275

Total Diversified Consumer Services					5,332,275

Hotels, Restaurants & Leisure - 0.2%
Boyd Gaming Corp., Senior Subordinated Notes	6.750%	4/15/14	10,000		8,725
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	20,000		16,700
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,070,000		513,600	(a)(b)
Marriott International Inc.	5.810%	11/10/15	7,950,000		8,285,919
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000		336,179
MGM MIRAGE Inc., Notes	6.750%	9/1/12	435,000		411,075
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	380,000		314,450
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	1,270,000		1,057,275
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	710,000		782,775	(c)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	1,645,000		1,850,625	(c)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	245,000		226,012
Station Casinos Inc., Senior Notes	7.750%	8/15/16	9,760,000		707,600	(a)(b)

Total Hotels, Restaurants & Leisure					14,510,935

Media - 1.7%
CBS Corp.	7.625%	1/15/16	5,500,000		6,056,424
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	3,670,000		4,105,813	(c)
Comcast Cable Communications Inc., Senior Notes	6.750%	1/30/11	210,000		219,485
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000		48,382
Comcast Corp., Notes	6.500%	1/15/15	3,760,000		4,232,444
Comcast Corp., Notes	5.875%	2/15/18	10,000		10,687
Comcast Corp., Notes	6.450%	3/15/37	8,990,000		9,155,110
Comcast Corp., Senior Notes	6.500%	1/15/17	3,660,000		4,068,859
Comcast Corp., Senior Notes	6.950%	8/15/37	7,470,000		8,081,180
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	500,000		523,125
CSC Holdings Inc., Senior Notes	8.625%	2/15/19	1,105,000		1,209,975	(c)
DISH DBS Corp., Senior Notes	7.000%	10/1/13	6,340,000		6,593,600
DISH DBS Corp., Senior Notes	6.625%	10/1/14	1,185,000		1,193,888
DISH DBS Corp., Senior Notes	7.750%	5/31/15	2,745,000		2,868,525
Gannett Co. Inc.	6.375%	4/1/12	4,560,000		4,662,600
Lamar Media Corp.	6.625%	8/15/15	460,000		442,175
News America Inc.	6.750%	1/9/38	200,000		209,752
News America Inc., Senior Notes	6.200%	12/15/34	260,000		259,319
News America Inc., Senior Notes	6.650%	11/15/37	1,330,000		1,398,768
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	12,655,000		15,787,821
Sun Media Corp., Senior Notes	7.625%	2/15/13	1,125,000		1,103,906
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	15,640,000		19,396,431
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	20,250,000		24,504,282
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	6,785,000		7,117,513
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000		24,088

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	4,460,000	$4,905,799
Viacom Inc.	6.250%	4/30/16	6,750,000	7,457,447

Total Media				135,637,398

Multiline Retail - 0.1%
J.C. Penney Co. Inc., Debentures	7.400%	4/1/37	690,000	690,000
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	4,414,018	4,502,298	(d)
Target Corp.	4.000%	6/15/13	5,340,000	5,594,665

Total Multiline Retail				10,786,963

Specialty Retail - 0.3%
Autozone Inc.	6.950%	6/15/16	10,890,000	12,311,199
Home Depot Inc.	5.250%	12/16/13	5,510,000	5,966,581
Home Depot Inc.	5.400%	3/1/16	8,230,000	8,893,322

Total Specialty Retail				27,171,102

TOTAL CONSUMER DISCRETIONARY				207,193,144

CONSUMER STAPLES - 1.9%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	14,670,000	15,133,293
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,620,000	4,634,225	(c)
Diageo Finance BV	3.250%	1/15/15	11,360,000	11,404,168
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	6,100,000	6,968,695
PepsiCo Inc., Senior Notes	7.900%	11/1/18	210,000	260,096

Total Beverages				38,400,477

Food & Staples Retailing - 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	16,900,000	18,894,470
CVS Corp.	5.789%	1/10/26	107,696	106,016	(c)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	517,686	497,522	(c)(e)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	5,464,646	5,334,315
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	19,386,579	19,173,908
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	3,123,554	3,311,998
Delhaize Group, Senior Notes	6.500%	6/15/17	120,000	132,530
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,411,945
Kroger Co., Senior Notes	6.150%	1/15/20	1,830,000	1,986,571
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	343,349
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	200,880
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,433,792

Total Food & Staples Retailing				53,827,296

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	18,810,000	19,117,638
Sara Lee Corp., Notes	6.250%	9/15/11	9,750,000	10,360,213
Unilever Capital Corp.	7.125%	11/1/10	1,450,000	1,504,984

Total Food Products				30,982,835

Household Products - 0.1%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	250,000	247,500	(c)
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	9,565,000	9,828,037	(c)

Total Household Products				10,075,537

Tobacco - 0.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	8,300,000	10,085,596
Reynolds American Inc.	6.750%	6/15/17	8,430,000	9,029,238
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,720,000	1,879,045
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	100,000	112,360

Total Tobacco				21,106,239

TOTAL CONSUMER STAPLES				154,392,384

ENERGY - 4.5%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	230,000	274,968
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	5,355,000	5,301,450

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Energy Equipment & Services - continued
Pride International Inc., Senior Notes	7.375%	7/15/14	1,440,000	$1,483,200
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	388,658
Transocean Ltd.	6.000%	3/15/18	6,015,000	6,547,634

Total Energy Equipment & Services				13,995,910

Oil, Gas & Consumable Fuels - 4.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	15,037,000	16,897,438
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	15,000	18,558
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	10,665,000	10,869,128
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	252,524
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	19,410,000	21,359,249
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,440,000	6,688,436
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	1,205,000	1,183,913
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	1,970,000	1,876,425
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,855,000	5,855,000
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	1,970,000	1,974,925
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	8,594,000	8,594,000
Conoco Funding Co.	7.250%	10/15/31	810,000	950,004
Conoco Funding Co., Notes	6.350%	10/15/11	590,000	636,441
ConocoPhillips	8.750%	5/25/10	3,100,000	3,136,366
ConocoPhillips	5.900%	10/15/32	10,000	10,368
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	638,000	732,299
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	5,910,000	6,072,525	(c)
Devon Energy Corp.	6.300%	1/15/19	14,500,000	16,184,407
Devon Energy Corp., Debentures	7.950%	4/15/32	210,000	263,903
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,267,000	3,210,896
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,000,000	19,391,191
Energy Transfer Partners LP	6.125%	2/15/17	5,305,000	5,701,501
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	320,000	349,553
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	15,000,000	18,986,370
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	4,300,000	4,723,468
Gazprom, Loan Participation Notes	6.212%	11/22/16	1,996,000	2,055,880	(c)
Hess Corp., Notes	8.125%	2/15/19	22,800,000	27,792,060
Hess Corp., Notes	7.875%	10/1/29	5,290,000	6,338,272
Hess Corp., Notes	7.300%	8/15/31	5,265,000	5,999,420
Kerr-McGee Corp., Notes	6.875%	9/15/11	800,000	861,922
Kerr-McGee Corp., Notes	6.950%	7/1/24	2,780,000	3,092,350
Kerr-McGee Corp., Notes	7.875%	9/15/31	10,555,000	12,261,226
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,447,000	1,567,435
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	40,000	42,027
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	7,670,000	8,397,822
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,729
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	2,014,442
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,190,000	5,573,790
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,600,000	17,682,118
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	360,000	417,004
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	1,285,000	1,207,900
Peabody Energy Corp.	5.875%	4/15/16	880,000	875,600
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,623,000	21,302,677
Pemex Project Funding Master Trust, Senior Notes	0.852%	12/3/12	104,000	102,960	(c)(f)
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,250,000	6,732,662
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,457,000	5,590,647
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	6,450,000	6,627,375	(c)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	470,000	458,250	(c)
Seariver Maritime Financial Holdings, zero coupon bond	0.000%	9/1/12	70,000	65,843
Shell International Finance BV, Senior Notes	4.375%	3/25/20	2,220,000	2,200,864
Shell International Finance BV, Senior Notes	6.375%	12/15/38	11,845,000	13,043,785
Williams Cos. Inc., Debentures	7.500%	1/15/31	733,000	805,408
Williams Cos. Inc., Notes	7.875%	9/1/21	2,340,000	2,755,160
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	392,000	439,755
Williams Partners LP, Senior Notes	5.250%	3/15/20	13,680,000	13,707,880	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
XTO Energy Inc., Senior Notes	7.500%	4/15/12	971,000	$1,087,852
XTO Energy Inc., Senior Notes	5.500%	6/15/18	7,710,000	8,370,323
XTO Energy Inc., Senior Notes	6.500%	12/15/18	12,341,000	14,243,328
XTO Energy Inc., Senior Notes	6.750%	8/1/37	2,570,000	3,008,959

Total Oil, Gas & Consumable Fuels				352,663,613

TOTAL ENERGY				366,659,523

FINANCIALS - 13.0%
Capital Markets - 1.8%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	8,735,000	9,649,694
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	25,140,000	29,054,047
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	150,000	140,625	(f)(g)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,810,000	1,533,975	(f)(g)
Goldman Sachs Group Inc.	6.600%	1/15/12	2,810,000	3,048,982
Goldman Sachs Group Inc.	5.625%	1/15/17	1,420,000	1,455,080
Goldman Sachs Group Inc., Notes	4.500%	6/15/10	1,760,000	1,773,130
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	44,380,000	43,969,529
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	5,550,000	1,484,625	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	80,340,000	21,490,950	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	5,530,000	13,825	(a)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	1,690,000	392,925	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	8,690,000	2,020,425	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	13,200	(a)
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	397,664
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	470,000	497,808
Morgan Stanley, Medium-Term Notes	0.701%	10/18/16	7,380,000	6,747,637	(f)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	8,460,000	8,638,312
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	11,430,000	11,276,072

Total Capital Markets				143,598,505

Commercial Banks - 3.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	2,240,000	1,685,600	(f)(g)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	12,310,000	12,438,492	(c)
Bank One Corp.	7.875%	8/1/10	150,000	153,574
Bank One Corp., Subordinated Notes	5.900%	11/15/11	2,000,000	2,133,796
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	459,000	462,443	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	3,955,000	4,223,299
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	11,715,000	12,081,305	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,260,000	10,400,757	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,390,000	4,412,077	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	22,940,000	24,832,550	(c)(f)(g)
Glitnir Banki HF, Notes	6.330%	7/28/11	10,670,000	3,147,650	(a)(b)(c)
Glitnir Banki HF, Notes	6.375%	9/25/12	18,040,000	5,321,800	(a)(b)(c)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	60,000	46,800	(c)(f)(g)
HBOS Treasury Services PLC	5.250%	2/21/17	4,570,000	4,664,247	(c)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	2,090,000	1,923,354	(c)(f)(g)
Hypothekenbank in Essen AG	5.000%	1/20/12	1,380,000	1,461,783	(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	11,972,000	11,272,033	(c)(f)
Korea Development Bank	5.500%	11/13/12	60,000	64,078
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	28,520,000	3,279,800	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	18,000,000	17,744,076	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	15,670,000	15,289,031	(c)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	6,300,000	6,363,000
Nordea Bank AB, Senior Notes	3.700%	11/13/14	14,170,000	14,277,139	(c)

Nordea Bank AB, Senior Notes	4.875%	1/27/20	8,950,000	8,875,089	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	13,172,000	16,950,507	(c)(f)(g)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds	7.191%	7/30/15	12,200,000	$11,435,694	(c)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,500,000	4,725,000	(f)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	20,510,000	20,504,872
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	4,130,000	4,128,984
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	5,615,000	5,825,001	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,000,000	14,943,375	(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	26,025,000	18,048,155	(c)(f)(g)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	3,140,000	2,584,251	(f)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	8,420,000	7,135,950	(f)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	23,000,000	24,450,679
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	720,000	756,279
Wells Fargo & Co., Notes	5.300%	8/26/11	75,000	79,004
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	135,907
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	6,995,000	6,413,275

Total Commercial Banks				304,670,706

Consumer Finance - 1.6%
Aiful Corp., Notes	5.000%	8/10/10	8,880,000	8,480,400	(c)
American Express Co., Subordinated Debentures	6.800%	9/1/66	10,485,000	10,222,875	(f)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	34,430,000	36,555,295
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	8,600,000	7,532,817
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	290,000	327,518
Ford Motor Credit Co., Senior Notes	7.250%	10/25/11	2,525,000	2,610,575
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	12,000,000	12,416,832
GMAC Inc., Senior Notes	6.625%	5/15/12	177,000	178,770
HSBC Finance Corp.	6.375%	8/1/10	1,000,000	1,017,236
HSBC Finance Corp.	7.000%	5/15/12	160,000	174,485
HSBC Finance Corp., Senior Notes	8.000%	7/15/10	70,000	71,385
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	520,000	569,504
SLM Corp.	5.000%	4/15/15	740,000	673,800
SLM Corp., Medium-Term Notes	5.000%	10/1/13	17,665,000	16,876,417
SLM Corp., Medium-Term Notes	5.375%	5/15/14	25,005,000	23,684,461
SLM Corp., Medium-Term Notes	5.050%	11/14/14	4,690,000	4,340,056
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	4,160,000	3,209,960

Total Consumer Finance				128,942,386

Diversified Financial Services - 5.2%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	770,000	769,038	(c)
Air 2 US, Notes	8.027%	10/1/19	11,071,030	9,811,700	(c)
Bank of America Corp.	5.750%	12/1/17	480,000	492,132
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,520,000	25,732,862
Bank of America Corp., Senior Notes	7.625%	6/1/19	14,745,000	16,866,260
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	2,030,000	2,006,139
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,760,000	5,791,265
Citigroup Inc., Notes	6.500%	8/19/13	150,000	161,702
Citigroup Inc., Senior Notes	6.375%	8/12/14	5,040,000	5,384,247
Citigroup Inc., Senior Notes	5.500%	10/15/14	3,220,000	3,332,397
Citigroup Inc., Senior Notes	6.010%	1/15/15	16,390,000	17,218,810
Citigroup Inc., Senior Notes	8.500%	5/22/19	35,295,000	41,195,830
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	5,440,747
Citigroup Inc., Senior Notes	6.875%	3/5/38	36,010,000	36,387,961
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	270,000	269,620
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	1,560,000	1,361,314
European Investment Bank, Senior Bonds	4.625%	3/21/12	50,000	53,240
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,175,000	1,271,540
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	53,010,000	53,703,530
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	530,000	553,856
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	48,530,000	52,344,943
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	47,395,000	44,492,056	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services - continued
ILFC E-Capital Trust I	5.900%	12/21/65	24,400,000	$18,788,000	(c)(f)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	7,220,000	5,559,400	(c)(f)
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,807,746
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	920,000	971,888
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	517,112
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	60,000	64,588
Merna Reinsurance Ltd., Subordinated Notes	2.040%	6/30/12	26,450,000	26,233,110	(c)(f)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	7,400,000	7,337,448	(f)(g)
Patrons’ Legacy	5.775%	12/23/63	8,900,000	8,096,686	(c)(e)
Pemex Finance Ltd., Notes	9.030%	2/15/11	2,000	2,054
PHH Corp.	7.125%	3/1/13	5,940,000	5,791,500
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	6,085,000	6,617,438	(c)
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	7,445,000	7,649,738	(c)

Total Diversified Financial Services				417,077,897

Insurance - 0.5%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	360,000	266,400
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	5,390,000	5,008,205
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,204,296	(c)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	16,600,000	16,741,698
Marsh & McLennan Cos. Inc.	5.150%	9/15/10	6,070,000	6,174,525
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	9,078,000	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	2,905,000	2,599,975
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	2,760,000	2,716,820	(f)

Total Insurance				44,789,919

Real Estate Investment Trusts (REITs) - 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	6,240,000	6,615,954
Ventas Realty LP/Ventas Capital Corp., Senior Notes	9.000%	5/1/12	1,240,000	1,323,312
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	850,000	872,692

Total Real Estate Investment Trusts (REITs)				8,811,958

Real Estate Management & Development - 0.0%
Forest City Enterprises Inc., Senior Notes	6.500%	2/1/17	597,000	480,585

Thrifts & Mortgage Finance - 0.0%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	350,000	372,051
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	290,000	297,741
Willow Re Ltd.	6.295%	6/16/10	250,000	192,500	(a)(c)(f)

Total Thrifts & Mortgage Finance				862,292

TOTAL FINANCIALS				1,049,234,248

HEALTH CARE - 2.3%
Health Care Equipment & Supplies - 0.1%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,800,000	1,980,000	(d)
Fresenius Medical Care Capital Trust IV, Senior Subordinated Notes	7.875%	6/15/11	681,000	709,942
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,810,000	6,777,394

Total Health Care Equipment & Supplies				9,467,336

Health Care Providers & Services - 1.2%
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	5,845,742
AmerisourceBergen Corp.	5.625%	9/15/12	6,445,000	6,942,322
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	5,820,000	6,023,700
DaVita Inc., Senior Notes	6.625%	3/15/13	4,435,000	4,462,719
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	12,096,850
HCA Inc., Notes	8.750%	9/1/10	256,000	261,120
HCA Inc., Notes	7.690%	6/15/25	723,000	668,775
HCA Inc., Notes	7.500%	11/6/33	1,105,000	961,350
HCA Inc., Senior Notes	7.875%	2/1/11	1,000,000	1,024,375
HCA Inc., Senior Notes	6.300%	10/1/12	299,000	298,626
HCA Inc., Senior Notes	6.250%	2/15/13	1,243,000	1,233,678

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
HCA Inc., Senior Notes	5.750%	3/15/14	311,000	$293,506
HCA Inc., Senior Secured Notes	9.125%	11/15/14	70,000	73,938
HCA Inc., Senior Secured Notes	9.625%	11/15/16	2,865,000	3,069,131	(d)
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	6,222,000	6,284,220
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,134,037
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	1,250,000	1,346,875	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,220,000	1,320,650	(c)
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	19,268,999
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	192,498
WellPoint Inc., Notes	5.875%	6/15/17	3,040,000	3,263,954
WellPoint Inc., Notes	7.000%	2/15/19	5,500,000	6,236,923

Total Health Care Providers & Services				93,303,988

Pharmaceuticals - 1.0%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	29,920,000	31,515,574
Merck and Co. Inc.	6.000%	9/15/17	340,000	382,616
Pfizer Inc., Senior Notes	6.200%	3/15/19	17,695,000	19,986,166
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,990,000	11,040,199	(c)
Wyeth, Notes	5.950%	4/1/37	15,055,000	15,762,254

Total Pharmaceuticals				78,686,809

TOTAL HEALTH CARE				181,458,133

INDUSTRIALS - 2.6%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	8,200,000	9,046,224
Boeing Co., Senior Notes	4.875%	2/15/20	3,100,000	3,171,725
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	800,000	814,000
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	3,780,000	3,879,225
Systems 2001 Asset Trust	6.664%	9/15/13	6,741,163	7,120,353	(c)

Total Aerospace & Defense				24,031,527

Air Freight & Logistics - 0.0%
United Parcel Service Inc.	4.500%	1/15/13	270,000	288,604

Airlines - 0.9%
Continental Airlines Inc.	6.503%	12/15/12	1,065,000	1,088,962
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	7,346,084	7,493,006
Continental Airlines Inc., Pass-Through Certificates	6.900%	7/2/19	52,101	52,492
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	9,410,000	9,245,325
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	203,503	187,223
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,950,000	1,823,250	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.619%	3/18/11	1,740,482	1,736,130
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	350,000	348,250
Delta Air Lines Inc., Pass-Through Certificates	7.570%	5/18/12	11,140,000	11,279,250
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	950,000	992,750
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	15,048,049	15,048,049
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	9,061,932	8,518,216
Northwest Airlines Inc.	0.729%	2/6/15	1,047,617	927,141	(f)
Northwest Airlines Inc., Pass-Through Certificates	1.001%	5/20/14	3,783,525	3,253,831	(f)
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,178,637
United Airlines Inc., Notes	9.750%	1/15/17	6,040,000	6,357,100

Total Airlines				73,529,612

Building Products - 0.2%
Masco Corp.	7.125%	8/15/13	5,830,000	6,228,976
Masco Corp.	6.125%	10/3/16	8,270,000	8,246,571

Total Building Products				14,475,547

Commercial Services & Supplies - 0.2%
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	1,004,000	1,016,550
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	1,900,000	1,881,000
Waste Management Inc.	5.000%	3/15/14	6,938,000	7,369,329
Waste Management Inc.	7.125%	12/15/17	500,000	570,808
Waste Management Inc., Senior Notes	7.375%	8/1/10	6,055,000	6,180,617

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies - continued
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,110,000	$2,337,899

Total Commercial Services & Supplies				19,356,203

Industrial Conglomerates - 0.9%
General Electric Co., Notes	5.000%	2/1/13	7,055,000	7,605,100
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	35,798,000	37,534,203
Tyco International Group SA, Notes	6.000%	11/15/13	5,398,000	5,965,432
Tyco International Group SA, Senior Notes	6.375%	10/15/11	15,948,000	17,182,854
Tyco International Ltd./Tyco International Finance SA, Senior Bonds	6.875%	1/15/21	2,910,000	3,325,254

Total Industrial Conglomerates				71,612,843

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	6,295,000	7,443,837

TOTAL INDUSTRIALS				210,738,173

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola Inc.	8.000%	11/1/11	10,850,000	11,723,327

IT Services - 0.0%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	866,927
International Business Machines Corp	4.750%	11/29/12	40,000	43,274
International Business Machines Corp., Senior Notes	5.600%	11/30/39	1,500,000	1,512,910

Total IT Services				2,423,111

Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	10,000	9,550
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,890,000	2,052,030

Total Semiconductors & Semiconductor Equipment				2,061,580

TOTAL INFORMATION TECHNOLOGY				16,208,018

MATERIALS - 1.2%
Chemicals - 0.0%
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	810,000	789,750

Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	7,070,000	7,193,725

Metals & Mining - 1.1%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,165,000	8,198,207
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	23,410,000	26,764,536
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	2,590,000	2,718,845	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	14,195,000	15,791,938
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	6,528,000	7,347,708
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	3,732,000	4,102,192
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,890,000	5,934,175
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	1,980,000	2,069,100
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	800,000	948,000
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	640,000	761,600
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	1,330,000	1,629,250
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,710,000	2,005,202
Vale Overseas Ltd., Notes	6.875%	11/21/36	12,386,000	12,813,936

Total Metals & Mining				91,084,689

Paper & Forest Products - 0.0%
Georgia-Pacific Corp., Notes	8.125%	5/15/11	9,000	9,450

TOTAL MATERIALS				99,077,614

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.9%
AT&T Inc., Global Notes	5.600%	5/15/18	25,000,000	26,704,425
AT&T Inc., Senior Notes	6.400%	5/15/38	3,257,000	3,348,632
BellSouth Corp.	5.200%	9/15/14	8,250,000	8,888,987
BellSouth Corp., Notes	4.750%	11/15/12	640,000	682,412
British Telecommunications PLC, Bonds	9.625%	12/15/30	11,210,000	14,116,518	(f)
British Telecommunications PLC, Senior Notes	9.125%	12/15/10	2,315,000	2,444,698	(f)
CenturyTel Inc.	6.000%	4/1/17	8,270,000	8,443,215

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - continued
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	20,180,000	$21,693,581
Intelsat Corp., Senior Notes	9.250%	8/15/14	1,840,000	1,886,000
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,367,000	1,455,855
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	2,460,000	2,583,000	(c)
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	14,800,000	15,318,755
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	2,754,000	2,802,195
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,404,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,680,000	2,927,900
SBC Communications Inc., Notes	5.100%	9/15/14	8,640,000	9,347,987
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	6,280,000	6,430,042
Telecom Italia Capital SA	5.250%	11/15/13	1,260,000	1,319,755
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	3,730,000	3,826,350
Verizon Global Funding Corp., Notes	7.375%	9/1/12	155,000	175,526
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	3,942,000	4,292,247
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	4,800,000	5,184,000	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	574,000	586,915

Total Diversified Telecommunication Services				149,862,995

Wireless Telecommunication Services - 0.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,290,000	6,644,643
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	4,980,000	4,909,613	(c)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	18,795,000	23,449,751
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	6,215,000	6,448,062
Rogers Cable Inc., Senior Secured Notes	7.875%	5/1/12	687,000	765,375
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	148,005
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	2,053,069
Sprint Capital Corp., Global Notes	6.900%	5/1/19	720,000	658,800
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	15,757,000	16,387,280
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,440,000	3,190,600

Total Wireless Telecommunication Services				64,655,198

TOTAL TELECOMMUNICATION SERVICES				214,518,193

UTILITIES - 2.4%
Electric Utilities - 0.6%
Detroit Edison Co.	5.200%	10/15/12	10,000	10,752
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,010,000	1,106,096
Exelon Corp., Bonds	5.625%	6/15/35	455,000	422,529
FirstEnergy Corp., Notes	6.450%	11/15/11	142,000	150,612
FirstEnergy Corp., Notes	7.375%	11/15/31	23,775,000	24,604,367
Hydro-Quebec, Global Debentures	6.300%	5/11/11	1,720,000	1,824,610
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	4,340,000	4,469,397
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	40,000	48,830
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	11,698,769
Progress Energy Inc.	7.100%	3/1/11	52,000	54,686

Total Electric Utilities				44,390,648

Gas Utilities - 0.1%
Southern Natural Gas Co., Notes	5.900%	4/1/17	50,000	52,079	(c)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,410,000	10,607,742

Total Gas Utilities				10,659,821

Independent Power Producers & Energy Traders - 1.6%
AES Corp., Secured Notes	8.750%	5/15/13	7,421,000	7,532,315	(c)
AES Corp., Senior Notes	7.750%	3/1/14	20,549,000	21,011,352
AES Corp., Senior Notes	7.750%	10/15/15	7,490,000	7,621,075
AES Corp., Senior Notes	8.000%	6/1/20	3,299,000	3,286,629
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	7,205,000	7,367,113	(c)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	1,815,000	1,370,325
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,096,000	813,780
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	113,667,764	77,294,080	(d)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders - continued
NRG Energy Inc., Senior Notes	7.250%	2/1/14	3,130,000	$3,153,475
NRG Energy Inc., Senior Notes	7.375%	2/1/16	2,546,000	2,526,905
NRG Energy Inc., Senior Notes	7.375%	1/15/17	595,000	589,050

Total Independent Power Producers & Energy Traders				132,566,099

Multi-Utilities - 0.1%
Dominion Resources Inc., Notes	4.750%	12/15/10	1,010,000	1,037,623
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	5,495,000	5,954,261
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	113,542

Total Multi-Utilities				7,105,426

TOTAL UTILITIES				194,721,994

TOTAL CORPORATE BONDS & NOTES (Cost - $2,732,795,474)				2,694,201,424

ASSET-BACKED SECURITIES - 3.5%
FINANCIALS - 3.5%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-2A A	3.630%	8/20/14	5,720,000	5,719,428	(c)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	5,630,000	5,629,437	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	14,890,000	15,540,358	(c)
Honda Auto Receivables Owner Trust, 2009-2 A3	2.790%	1/15/13	80,000	81,822
Nissan Auto Receivables Owner Trust, 2009-A A3	3.200%	2/15/13	55,000	56,569

Total Automobiles				27,027,614

Credit Cards - 0.0%
Chase Issuance Trust, 2007-A17 A	5.120%	10/15/14	100,000	108,270
Chase Issuance Trust, 2009-A2 A2	1.780%	4/15/14	160,000	164,124	(f)

Total Credit Cards				272,394

Diversified Financial Services - 0.0%
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,521,500	(c)(e)

Home Equity - 3.0%
ACE Securities Corp., 2006-GP1 A	0.376%	2/25/31	349,993	285,886	(f)
ACE Securities Corp., 2006-SL3 A1	0.346%	6/25/36	913,448	157,848	(f)
AFC Home Equity Loan Trust, 2002-2 2A	0.546%	6/25/30	366,639	167,391	(f)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.770%	11/15/31	213,225	162,331	(f)
Bear Stearns Asset Backed Securities Inc., 2005-CL1	0.746%	9/25/34	7,383,222	5,314,093	(f)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.526%	2/25/36	1,285,927	1,149,477	(f)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.466%	12/25/36	4,384,911	2,999,028	(c)(f)
CDC Mortgage Capital Trust, 2002-HE1 A	0.866%	1/25/33	392,400	305,890	(f)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	892,572	757,481
Countrywide Asset-Backed Certificates, 2002-BC1	0.906%	4/25/32	116,521	66,169	(f)
Countrywide Asset-Backed Certificates, 2003-1	0.926%	6/25/33	258,899	182,286	(f)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.866%	9/25/33	637,078	512,525	(f)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	6,813,513	6,795,832	(f)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.746%	5/25/34	390,000	253,913	(f)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.586%	12/25/36	201,077	83,266	(c)(f)
Countrywide Home Equity Loan Trust, 2002-F A	0.580%	11/15/28	264,928	207,905	(f)
Countrywide Home Equity Loan Trust, 2004-I A	0.520%	2/15/34	333,877	162,400	(f)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.370%	7/15/36	344,924	171,309	(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	2,131,529	1,546,011	(f)
Countrywide Home Equity Loan Trust, 2006-RES	0.490%	6/15/29	416,337	96,674	(c)(f)
Credit-Based Asset Servicing and Securitization, 2007-RP1 A	0.556%	5/25/46	28,790,951	15,862,374	(c)(f)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 AF2	5.650%	10/25/36	466,313	470,254	(c)
EMC Mortgage Loan Trust, 2002-B A1	0.896%	2/25/41	432,242	304,990	(c)(f)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.446%	5/25/28	686,500	564,034	(c)(f)

GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.486%	10/25/34	41,907,223	32,235,036	(f)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.996%	2/25/31	4,087,554	2,942,730	(c)(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Home Equity - continued
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.456%	11/25/36	1,643,134	$50,637	(f)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	152,154	93,200
Greenpoint Mortgage Funding Trust, 2005-HE1	0.646%	9/25/34	3,171,931	2,466,625	(f)
GSAA Home Equity Trust, 2005-6 A3	0.616%	6/25/35	5,000,000	2,989,495	(f)
GSAA Home Equity Trust, 2007-6 A4	0.546%	5/25/47	24,440,000	14,022,939	(f)
GSAMP Trust, 2006-S4 A1	0.336%	5/25/36	147,959	12,270	(f)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.506%	3/25/31	67,510	35,657	(f)
Indymac Seconds Asset Backed Trust, 2006-A A	0.376%	6/25/36	522,254	51,078	(f)
Lehman XS Trust, 2005-5N 1A1	0.546%	11/25/35	15,076,348	9,790,003	(f)
Lehman XS Trust, 2005-5N 3A1A	0.546%	11/25/35	4,228,529	2,619,815	(f)
Lehman XS Trust, 2006-2N 1A1	0.506%	2/25/46	3,436,058	1,765,644	(f)
Lehman XS Trust, 2006-4N A2A	0.466%	4/25/46	5,581,549	2,491,025	(f)
Lehman XS Trust, 2007-9 1A1	0.366%	6/25/37	547,416	301,307	(f)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.486%	9/25/36	7,500,000	2,685,796	(f)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.406%	10/25/36	6,200,000	2,232,049	(f)
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	653,137	629,523	(f)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.696%	2/25/47	73,889,957	31,132,720	(f)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.266%	10/25/33	1,400,000	999,471	(f)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.396%	3/25/36	277,012	68,415	(f)
MSCC HELOC Trust, 2005-1 A	0.436%	7/25/17	1,592,229	758,388	(f)
Option One Mortgage Loan Trust, 2003-1 A2	1.086%	2/25/33	11,486	9,257	(f)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.786%	8/25/31	208,567	83,685	(f)
RAAC, 2007-RP2 M1	0.896%	2/25/46	600,000	9,081	(c)(f)
RAAC Series, 2006-RP2 A	0.496%	2/25/37	312,301	197,147	(c)(f)
RAAC Series, 2006-RP3 A	0.516%	5/25/36	33,460	18,996	(c)(f)
RAAC Series, 2006-RP4 A	0.536%	1/25/46	22,266,042	14,043,918	(c)(f)
RAAC Series, 2007-SP3 A1	1.446%	9/25/47	677,140	491,308	(f)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.866%	3/25/34	14,839,835	12,833,240	(f)
Renaissance Home Equity Loan Trust, 2005-1	0.576%	5/25/35	2,200,053	1,632,343	(f)
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.906%	5/25/33	637,423	395,236	(f)
Residential Funding Mortgage Securities II, 2003-HS3	0.536%	8/25/33	160,563	92,919	(f)
Residential Funding Securities Corp., 2002-RP2 A1	0.996%	10/25/32	5,017,747	2,764,199	(c)(e)(f)
SACO I Trust, 2006-3 A3	0.706%	4/25/36	2,697,120	454,618	(f)
SACO I Trust, 2006-5 1A	0.546%	4/25/36	229,506	38,426	(f)
SACO I Trust, 2006-6 A	0.376%	6/25/36	345,849	63,592	(f)
Salomon Brothers Mortgage Securities VII, 2002-CIT1	0.846%	3/25/32	77,172	76,235	(f)
Securitized Asset Backed Receivables LLC, 2007-BR3 A2B	0.466%	4/25/37	51,787,000	18,723,419	(f)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.476%	2/25/37	29,010,892	12,768,822	(f)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.586%	7/25/29	16,508	7,829	(f)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	8,177,341	7,290,232
Structured Asset Securities Corp., 2005-SC1 1A2	8.720%	5/25/31	585,213	417,206	(c)(f)
Structured Asset Securities Corp., 2006-ARS1 A1	0.356%	2/25/36	676,977	32,081	(c)(f)
Terwin Mortgage Trust, 2006-10SLC A1	2.832%	10/25/37	24,675,987	5,771,777	(c)(f)
Truman Capital Mortgage Loan Trust, 2006-1 A	0.506%	3/25/36	18,125,110	9,334,432	(c)(e)(f)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	3,304	2,880
Wachovia Asset Securitization Inc., 2002-HE1	0.616%	9/27/32	503,854	363,428	(f)
Wachovia Asset Securitization Inc., 2002-HE2	0.676%	12/25/32	53,610	36,441	(f)
Wachovia Asset Securitization Inc., 2003-HE1	0.536%	3/25/33	11,808	7,403	(f)

Total Home Equity				237,513,340

Manufactured Housing - 0.2%
Conseco Finance Securitizations Corp., 2000-4 A6	8.310%	5/1/32	1,775,742	1,337,402	(f)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	94,560	61,443
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	287,036	284,717

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Manufactured Housing - continued
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	1,764,180	$185,176	(f)
Lehman ABS Manufactured Housing Contract, 2001-B A3	4.350%	5/15/14	2,587,738	2,336,219
Lehman ABS Manufactured Housing Contract, 2001-B A6	6.467%	8/15/28	1,760,366	1,623,466	(f)
Origen Manufactured Housing Contract Trust, 2005-B	5.910%	1/15/37	4,797,000	4,607,027
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,500,000	1,384,417
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	2,100,000	1,895,664
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	156,796	131,776
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	349,915	325,391	(f)
Vanderbilt Mortgage Finance, 1999-D IIB4	3.478%	1/7/30	4,100,000	2,908,841	(f)

Total Manufactured Housing				17,081,539

Student Loan - 0.0%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	430,000	452,029	(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $454,474,954)				283,868,416

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.7%
American Home Mortgage Assets, 2006-3 3A12	0.436%	10/25/46	15,483,512	8,172,749	(f)
American Home Mortgage Investment Trust, 2005-4 1A1	0.536%	11/25/45	12,743,831	7,749,711	(f)
Banc of America Commercial Mortgage Inc., 2005-5 A4	5.115%	10/10/45	2,190,000	2,230,391	(f)
Banc of America Commercial Mortgage Inc., 2006-1 A4	5.372%	9/10/45	310,000	317,826	(f)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	2,430,000	2,514,855
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	266,672	269,922
Banc of America Funding Corp., 2005-F 2A1	3.794%	9/20/35	16,647,711	7,330,553	(f)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	15,975	15,724
Bayview Commercial Asset Trust, 2006-2A A1	0.476%	7/25/36	1,530,958	986,192	(c)(f)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.516%	4/25/36	1,363,623	1,223,519	(c)(f)
Bear Stearns ARM Trust, 2005-12 11A1	3.497%	2/25/36	534,007	332,397	(f)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	6,250,000	6,552,264
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.446%	10/25/36	1,453,660	712,301	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.529%	12/25/35	309,745	172,889	(f)
Citigroup Mortgage Loan Trust Inc., 2005-5	2.663%	8/25/35	189,387	112,744	(f)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.646%	5/25/35	6,161,631	5,314,407	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.486%	11/25/36	37,346,000	22,392,382	(f)
Commercial Capital Access One Inc., 2I	12.000%	11/15/27	1,737,563	338,825	(c)
Commercial Mortgage Asset Trust, 1999-C2 A2	7.546%	11/17/32	21,983	22,104	(f)
Commercial Mortgage Pass-Through Certificates, 2001-J1A A2	6.457%	2/16/34	395,695	403,721	(c)(f)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	18,206,767	18,004,784
Countrywide Alternative Loan Trust, 2004-33 2A1	3.582%	12/25/34	36,510	27,400	(f)
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.636%	10/25/34	73,535	67,007	(f)
Countrywide Alternative Loan Trust, 2005-38 A3	0.596%	9/25/35	14,991,167	8,962,840	(f)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.576%	10/25/35	18,566,830	10,434,055	(f)
Countrywide Alternative Loan Trust, 2005-44 2A1	0.556%	10/25/35	9,626,705	5,131,224	(f)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.536%	11/25/35	11,834,333	6,541,135	(f)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.556%	11/25/35	6,038,700	3,257,414	(f)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.559%	11/20/35	5,805,063	3,059,970	(f)
Countrywide Alternative Loan Trust, 2005-72 A1	0.516%	1/25/36	4,014,527	2,430,728	(f)
Countrywide Alternative Loan Trust, 2005-J12	0.516%	8/25/35	680,918	387,801	(f)
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.450%	3/20/46	147,365	76,458	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.436%	8/25/46	629,262	$306,826	(f)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.450%	5/20/46	13,708,283	6,871,341	(f)
Countrywide Alternative Loan Trust, 2006-0A2 A5	0.470%	5/20/46	6,998,485	3,140,101	(f)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.440%	7/20/46	703,184	277,207	(f)
Countrywide Alternative Loan Trust, 2006-OA11 A4	0.436%	9/25/46	665,553	316,358	(f)
Countrywide Alternative Loan Trust, 2006-OA18 A2	0.486%	12/25/36	277,170	76,333	(f)
Countrywide Alternative Loan Trust, 2006-OC2 2A3	0.536%	2/25/36	10,000,000	2,604,599	(f)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	5.198%	3/20/36	200,180	118,657	(f)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.546%	5/25/35	7,154,818	4,239,779	(f)
Countrywide Home Loans, 2005-R3 AF	0.646%	9/25/35	5,026,317	4,243,924	(c)(f)
Countrywide Home Loans, 2006-OA5 1A1	0.446%	4/25/46	4,432,071	2,252,918	(f)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	5.629%	5/20/36	785,450	536,236	(f)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.549%	2/15/39	11,030,000	11,367,383	(f)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.809%	9/15/39	8,600,000	8,329,373	(f)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	2,740,000	2,747,230	(f)
CS First Boston Mortgage Securities Corp.	5.100%	8/15/38	3,875,000	3,948,480	(f)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.172%	6/26/35	29,770,000	24,473,938	(c)(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.391%	3/19/46	1,788,217	760,753	(f)
FFCA Secured Lending Corp., 1999-1A IO	1.205%	9/18/25	125,158	2,117	(b)(c)(f)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.616%	2/25/37	622,634	306,465	(f)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	11,000,000	10,123,341
GMAC Mortgage Corp. Loan Trust, 2005-AR6 2A1	5.182%	11/19/35	274,680	221,452	(f)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.516%	11/25/46	4,686,339	1,090,408	(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.476%	4/25/36	4,605,975	1,961,541	(f)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.376%	4/25/47	42,145,296	29,858,973	(f)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	18,039,512	18,665,735
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.596%	3/25/35	17,271,819	13,951,503	(c)(f)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.596%	9/25/35	26,756,306	21,303,239	(c)(f)
GSR Mortgage Loan Trust, 2005-AR7 1A1	3.767%	11/25/35	2,306,280	1,599,532	(f)
Harborview Mortgage Loan Trust, 2005-3	0.477%	6/19/35	14,346,473	8,273,992	(f)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.636%	6/19/45	5,470,487	2,751,674	(f)
Harborview Mortgage Loan Trust, 2006-13 A	0.417%	11/19/46	662,730	295,393	(f)
Harborview Mortgage Loan Trust, 2006-2	3.471%	2/25/36	3,936,161	2,243,569	(f)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.437%	9/19/46	3,119,948	1,681,193	(f)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.457%	7/19/47	28,342,842	15,569,364	(f)
Impac CMB Trust, 2003-4 1A1	0.886%	10/25/33	100,078	64,863	(f)
IMPAC Secured Assets Corp., 2005-2 A1	0.566%	3/25/36	373,720	183,228	(f)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.446%	5/25/36	137,175	57,100	(f)
Impac Secured Assets Corp., 2006-2 2A1	0.596%	8/25/36	4,117,060	3,264,459	(f)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	6.143%	11/25/37	11,137,161	8,183,307	(f)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.866%	6/25/34	34,521	20,970	(f)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.539%	3/25/35	268,597	180,041	(f)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.099%	9/25/35	8,505,305	6,410,984	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.366%	7/25/36	240,222	$115,735	(f)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.446%	6/25/47	554,777	275,353	(f)
Indymac INDX Mortgage Loan Trust, 2004-AR15	3.069%	2/25/35	350,132	207,648	(f)
Indymac INDX Mortgage Loan Trust, 2005-AR13	3.120%	8/25/35	584,756	348,592	(f)
Indymac INDX Mortgage Loan Trust, 2005-AR9 1A1	3.075%	7/25/35	115,777	64,129	(f)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	25,134,000	24,507,925
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 HS	5.747%	5/15/47	5,000,000	392,016	(c)(f)
JPMorgan Mortgage Trust, 2004-A3 SF3	4.552%	6/25/34	221,992	216,701	(f)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.992%	4/25/37	10,700,000	8,168,048	(f)
La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	315,397	285,435	(c)(f)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	0.912%	6/15/36	7,916,912	69,777	(b)(c)(f)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	3,000,000	3,059,982
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	4,100,000	4,242,420
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	1,570,000	1,592,518
Lehman XS Trust, 2007-8H A1	0.376%	6/25/37	59,156,897	27,215,278	(f)
Luminent Mortgage Trust, 2006-4 A1A	0.436%	5/25/46	466,902	239,213	(f)
Luminent Mortgage Trust, 2006-7 2A1	0.416%	12/25/36	4,462,173	2,361,108	(f)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.928%	12/25/34	28,083	19,642	(f)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.456%	4/25/46	468,267	248,257	(f)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.446%	5/25/47	843,458	426,289	(f)
MASTR Adjustable Rate Mortgages Trust, 2007-R5 A1	5.594%	11/25/35	6,690,379	3,747,214	(c)(f)
MASTR ARM Trust, 2004-13 3A7	3.096%	11/21/34	1,830,000	1,614,106	(f)
MASTR ARM Trust, 2004-4 3A1	2.514%	5/25/34	1,548,277	1,481,253	(f)
MASTR ARM Trust, 2005-1 7A1	2.906%	2/25/35	512,059	364,661	(f)
MASTR ARM Trust, 2006-2 3A1	4.831%	1/25/36	2,135,330	1,795,638	(f)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	4,200,110	3,831,288	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	6,051,375	5,741,242	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.596%	5/25/35	4,913,402	3,990,918	(c)(f)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.801%	2/25/35	134,972	132,285	(f)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	5.615%	3/25/36	30,392,514	18,464,343	(f)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.233%	11/12/37	15,560,000	16,122,422	(f)
Merrill Lynch Mortgage Trust, 2005-MCP1	4.747%	6/12/43	6,000,000	6,086,402	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	17,800,000	16,319,013	(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.957%	8/12/49	1,000,000	990,095	(f)
MLCC Mortgage Investors Inc., 2003-B A1	0.586%	4/25/28	2,240,659	1,965,371	(f)
MLCC Mortgage Investors Inc., 2006-1 1A	2.715%	2/25/36	641,117	482,576	(f)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	10,000,000	10,182,253
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,051,373
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	13,000,000	11,922,300	(f)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	5.507%	11/25/34	4,014,554	3,786,426	(f)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.849%	10/25/34	8,648	6,954	(f)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	3.031%	7/25/35	5,784,996	3,976,034	(f)
Morgan Stanley Mortgage Loan Trust, 2006-2 5A2	5.500%	2/25/36	34,189	33,832

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	6.037%	5/25/36	9,127,828	$4,344,439	(f)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.436%	9/25/46	456,309	251,579	(f)
Prime Mortgage Trust, 2005-2 2A1	7.446%	10/25/32	854,869	822,821	(f)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	64,814,213	54,585,720	(c)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.696%	1/25/37	37,001,958	20,939,800	(f)
Residential Accredit Loans Inc., 2005-Q03 A1	0.646%	10/25/45	2,149,665	1,159,827	(f)
Residential Accredit Loans Inc., 2006-QO1O A1	0.406%	1/25/37	11,593,403	6,415,083	(f)
Residential Accredit Loans Inc., 2006-QO8 1A1A	0.336%	10/25/46	981,672	914,456	(f)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.436%	5/25/47	12,189,671	6,333,826	(f)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	9,098,923	6,322,615
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	187,310	185,671
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,737,464	1,685,340
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	8,737,725	7,913,696
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,540,144	1,501,159
Sequoia Mortgage Trust, 4 A	0.960%	11/22/24	7,414	6,083	(f)
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	29,409,585	25,123,258	(f)
Structured ARM Loan Trust, 2004-20 2A1	2.647%	1/25/35	305,536	240,090	(f)
Structured ARM Loan Trust, 2005-19XS 2A1	0.546%	10/25/35	356,469	243,756	(f)
Structured Asset Mortgage Investments Inc., 2002-AR5 A1	0.687%	5/19/33	1,699,564	1,440,717	(f)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	0.985%	10/19/33	577,640	459,368	(f)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.456%	4/25/36	4,948,074	2,671,950	(f)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.426%	7/25/46	436,837	234,399	(f)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.456%	8/25/36	15,566,283	8,647,771	(f)
Structured Asset Mortgage Investments Inc., 2007-AR4 GA4B	0.426%	9/25/47	960,808	511,991	(f)
Terwin Mortgage Trust, 2006-9HGA A1	0.326%	10/25/37	84,124	82,674	(c)(f)
Thornburg Mortgage Securities Trust, 2004-03 A	0.616%	9/25/44	1,165,408	1,009,756	(f)
Thornburg Mortgage Securities Trust, 2004-1	2.420%	3/25/44	78,489	77,151	(f)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.198%	9/25/37	35,689,365	31,786,180	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.201%	9/25/37	36,049,285	30,798,083	(f)
Voyager BRSTN Delaware Trust, IO, 2009-1 UAU7	0.479%	12/26/36	1,903,038	618,487	(b)(c)(f)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.391%	3/20/47	1,289,180	143,099	(b)(c)(f)
WaMu Mortgage Pass Through Certificates, 2005-AR14 1A1	5.048%	12/25/35	406,835	386,596	(f)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 B10	1.446%	10/25/45	5,774,580	43,743	(c)(f)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.790%	7/25/37	23,300,000	15,018,472	(f)
Washington Mutual Inc., 2005-AR06 2A1A	0.476%	4/25/45	9,479,965	7,562,620	(f)
Washington Mutual Inc., 2005-AR15 A1A1	0.506%	11/25/45	16,094,245	12,349,663	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.516%	7/25/45	9,232,641	7,277,857	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.566%	8/25/45	30,066,953	23,237,425	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.536%	10/25/45	17,181,467	13,241,705	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.526%	11/25/45	25,606,210	17,155,078	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.516%	12/25/45	368,213	$280,900	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.536%	12/25/45	15,268,064	10,531,706	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.536%	12/25/45	24,255,267	16,243,845	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.921%	9/25/36	471,171	368,398	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	1.213%	6/25/47	30,120,983	17,891,457	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.508%	9/25/36	116,178	94,064	(f)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A1A	0.566%	1/25/45	2,197,820	1,695,998	(f)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR19 A1A1	0.516%	12/25/45	22,232,093	16,942,093	(f)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.676%	6/25/37	45,258,604	22,242,703	(f)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	5.132%	4/25/36	244,233	220,033	(f)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	5.206%	4/25/36	5,713,000	4,205,304	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,197,621,703)				946,026,741

COLLATERALIZED SENIOR LOANS - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.0%
Allison Transmission Inc., Term Loan, Tranche B	2.980 - 3.010%	6/11/10	954,209	906,839	(h)(i)

Diversified Consumer Services - 0.0%
Thomson Medical Education, First Lien Term Loan	2.790%	6/30/10	975,000	858,000	(h)(i)

Media - 0.1%
Carmike Cinemas Inc., Term Loan	5.500%	6/30/10	1,411,344	1,409,274	(h)(i)
Charter Communications Operating LLC, Term Loan	2.300 - 6.250%	6/30/10	1,960,000	1,890,900	(h)(i)
Citadel Communication Group, Term Loan, Tranche B	2.000%	4/30/10	1,029,719	916,965	(a)(h)(i)
Nielsen Finance LLC, Term Loan, Tranche B	2.229%	4/9/10	1,662,718	1,591,768	(h)(i)
SuperMedia, Term Loan	10.250%	6/30/10	385,750	361,521	(h)(i)
Univision Communications, Term Loan, Tranche B	2.540%	6/30/10	1,000,000	889,078	(h)(i)
UPC Broadband Holding, Term Loan, Tranche N1	2.180%	7/1/10	648,288	626,543	(h)(i)
UPC Broadband Holding BV, Term Loan T	3.930%	7/1/10	351,712	345,821	(h)(i)

Total Media				8,031,870

TOTAL CONSUMER DISCRETIONARY				9,796,709

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
CCM Merger Inc., Term Loan, Tranche B	8.500%	6/30/10	856,757	841,764	(h)(i)

INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.0%
Panamsat Corp., Term Loan, Tranche A	2.728%	4/6/10	1,050,000	1,020,687	(h)(i)

IT Services - 0.4%
First Data Corp., Term Loan, Tranche B1	3.032 - 3.040%	6/30/10	35,845,207	31,702,648	(h)(i)
SunGard Data Systems Inc., Term Loan, Tranche A	1.979 - 3.874%	5/10/10	1,873,645	1,853,348	(h)(i)

Total IT Services				33,555,996

Semiconductors & Semiconductor Equipment - 0.1%
Sensata Technologies, Term Loan, Tranche B	1.999%	4/29/10	1,443,750	1,382,691	(h)(i)

TOTAL INFORMATION TECHNOLOGY				35,959,374

MATERIALS - 0.0%
Containers & Packaging - 0.0%
Amscan Holdings Inc., Term Loan, Tranche B	2.534%	6/25/10	970,000	923,925	(h)(i)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products - 0.0%
Georgia-Pacific Corp., New Term Loan B	2.254 - 2.290%	6/30/10	432,736	$428,302	(h)(i)

TOTAL MATERIALS				1,352,227

UTILITIES - 0.0%
Electric Utilities - 0.0%
TXU, Term Loan, Tranche B2	3.729 - 3.790%	6/30/10	1,218,750	998,867	(h)(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $53,435,330)				48,948,941

MORTGAGE-BACKED SECURITIES - 21.8%
FHLMC - 1.0%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/11-11/1/36	3,642,072	3,929,053
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-7/1/20	714,013	769,745
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	885,537	995,518
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29	213,476	235,628
Federal Home Loan Mortgage Corp. (FHLMC)	4.662%	8/1/35	10,264,019	10,709,582	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	4.727%	9/1/35	3,736,469	3,870,353	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.113%	9/1/35	1,230,584	1,295,762	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	3.147%	10/1/35	2,703,134	2,802,331	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.055%	12/1/35	5,029,870	5,261,089	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.196%	12/1/35	319,176	335,944	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.779%	2/1/37	23,780	25,203	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.673%	5/1/37	4,585,563	4,846,352	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.762%	5/1/37	235,173	249,476	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.788%	5/1/37	5,948,505	6,302,059	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.845%	5/1/37	80,099	84,787	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.370%	6/1/37	729,174	770,200	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.764%	6/1/37	1,787,059	1,891,585	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.873%	7/1/37	30,889,769	32,820,987	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.725%	8/1/37	6,788,993	7,186,148	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	6.037%	9/1/37	169,330	180,747	(f)

Total FHLMC				84,562,549

FNMA - 17.0%
Federal National Mortgage Association (FNMA)	6.500%	5/1/14-4/1/36	8,966,414	9,791,545
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-9/1/36	48,720,565	51,717,358
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	816	909
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-8/1/37	6,723,891	7,211,632
Federal National Mortgage Association (FNMA)	4.500%	4/19/25	15,500,000	16,076,414	(j)
Federal National Mortgage Association (FNMA)	5.000%	4/19/25	34,500,000	36,386,736	(j)
Federal National Mortgage Association (FNMA)	6.000%	4/19/25-4/13/40	76,530,000	81,419,859	(j)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-7/1/32	2,898,678	3,255,785
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	14,654	16,582
Federal National Mortgage Association (FNMA)	4.603%	5/1/35	3,384,642	3,498,397	(f)
Federal National Mortgage Association (FNMA)	4.046%	6/1/35	8,799,135	9,150,399	(f)
Federal National Mortgage Association (FNMA)	5.330%	6/1/35	2,327,406	2,463,360	(f)
Federal National Mortgage Association (FNMA)	3.344%	8/1/35	1,149,635	1,199,373	(f)
Federal National Mortgage Association (FNMA)	3.256%	9/1/35	2,546,268	2,648,055	(f)
Federal National Mortgage Association (FNMA)	3.370%	9/1/35	5,428,758	5,650,261	(f)
Federal National Mortgage Association (FNMA)	3.147%	10/1/35	1,799,947	1,873,539	(f)
Federal National Mortgage Association (FNMA)	3.170%	10/1/35	2,224,893	2,305,121	(f)
Federal National Mortgage Association (FNMA)	3.196%	10/1/35	2,036,803	2,121,196	(f)
Federal National Mortgage Association (FNMA)	3.840%	10/1/35	1,855,088	1,929,139	(f)
Federal National Mortgage Association (FNMA)	5.000%	10/1/35	1,033,178,983	1,071,199,349
Federal National Mortgage Association (FNMA)	2.414%	11/1/35	295,517	301,409	(f)
Federal National Mortgage Association (FNMA)	2.418%	11/1/35	236,795	241,591	(f)
Federal National Mortgage Association (FNMA)	2.432%	11/1/35	251,785	257,133	(f)
Federal National Mortgage Association (FNMA)	2.436%	11/1/35	223,555	228,393	(f)
Federal National Mortgage Association (FNMA)	2.444%	11/1/35	247,687	252,905	(f)
Federal National Mortgage Association (FNMA)	5.298%	12/1/35	3,397,222	3,580,689	(f)
Federal National Mortgage Association (FNMA)	5.500%	2/1/36	528,158	550,875	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	5.511%	2/1/37	20,858,210		$21,821,959	(f)
Federal National Mortgage Association (FNMA)	5.725%	8/1/37	881,334		923,986	(f)
Federal National Mortgage Association (FNMA)	5.464%	11/1/37	356,119		372,842	(f)
Federal National Mortgage Association (FNMA)	6.500%	4/13/40	30,900,000		33,487,875	(j)

Total FNMA					1,371,934,666

GNMA - 3.8%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	179,656		202,954
Government National Mortgage Association (GNMA)	7.000%	7/15/23-7/15/31	473,469		530,755
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	17,851,598		19,407,491
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/15/35	44,586,573		48,154,058
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	23,242		26,787
Government National Mortgage Association (GNMA)	0.640%	8/20/31	1,827		1,826	(f)
Government National Mortgage Association (GNMA)	5.000%	7/15/33-11/15/35	51,283,761		53,620,923
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	13,286,388		14,160,511
Government National Mortgage Association (GNMA)	4.000%	4/20/40	85,000,000		82,914,510	(j)
Government National Mortgage Association (GNMA)	6.500%	4/20/40	78,700,000		84,743,924	(j)

Total GNMA					303,763,739

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,700,800,677)					1,760,260,954

MUNICIPAL BONDS - 0.2%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	8,300,000		8,329,382

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,150,000		5,108,131
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	2,820,000		2,803,644

Total Georgia					7,911,775

TOTAL MUNICIPAL BONDS (Cost - $16,338,001)					16,241,157

SOVEREIGN BONDS - 1.8%
Brazil - 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	144,285,000	BRL	79,032,822
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,407,000	BRL	6,779,078

Total Brazil					85,811,900

Canada - 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		191,841

Greece - 0.3%
Hellenic Republic Government Bond, Bonds	6.100%	8/20/15	18,460,000	EUR	24,848,984

Mexico - 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		400,180
United Mexican States, Medium-Term Notes	6.750%	9/27/34	7,443,000		8,187,300

Total Mexico					8,587,480

Russia - 0.3%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	19,632,840		22,628,811	(c)

TOTAL SOVEREIGN BONDS (Cost - $121,525,357)					142,069,016

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.0%
U.S. Government Agencies - 3.3%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	3,040,000	$3,128,552
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	6/1/17	82,068	89,016
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	22,190,000	26,518,559
Federal National Mortgage Association (FNMA), Notes	5.000%	5/20/24	75,000,000	75,088,575
Federal National Mortgage Association (FNMA), Senior Notes	5.000%	3/15/16	40,420,000	44,305,251
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	6,110,000	6,578,637
Federal National Mortgage Association (FNMA), zero coupon bond	0.000%	10/9/19	62,140,000	36,357,493
Financing Corp. (FICO) Strip, Bonds, zero coupon bond	0.000%	11/2/18	13,500,000	9,152,176
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	11/30/17	1,250,000	899,478	(b)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	2/8/18	3,825,000	2,721,648
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	5/11/18	14,313,000	10,023,823
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	8/3/18	23,073,000	15,911,533
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	3/7/19	11,319,000	7,487,790
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	0.000%	6/6/19	1,850,000	1,203,810
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	4/6/18	11,535,000	8,128,864
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	8/3/18	13,681,000	9,434,650
Financing Corp. (FICO) Strip, Notes, zero coupon bond	0.000%	9/26/19	708,000	451,337
Financing Corp. (FICO) Strip, zero coupon bond	0.000%	4/5/19	320,000	210,595	(b)
Tennessee Valley Authority	5.250%	9/15/39	7,700,000	7,614,361
Tennessee Valley Authority, Bonds	5.980%	4/1/36	120,000	130,279
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,034,521

Total U.S. Government Agencies				266,470,948

U.S. Government Obligations - 16.7%
U.S. Treasury Bonds	8.750%	5/15/17	10,000	13,516
U.S. Treasury Bonds	3.500%	2/15/39	37,140,000	30,054,394
U.S. Treasury Bonds	4.250%	5/15/39	130,740,000	121,138,716
U.S. Treasury Bonds	4.500%	8/15/39	147,045,000	141,990,328
U.S. Treasury Bonds	4.375%	11/15/39	163,795,000	154,888,647
U.S. Treasury Bonds	4.625%	2/15/40	10,000	9,856
U.S. Treasury Notes	1.375%	3/15/13	200,000	198,828
U.S. Treasury Notes	2.625%	12/31/14	148,385,000	149,451,591
U.S. Treasury Notes	2.250%	1/31/15	51,600,000	51,039,675
U.S. Treasury Notes	2.375%	3/31/16	42,780,000	41,376,303
U.S. Treasury Notes	3.125%	10/31/16	70,035,000	69,794,220
U.S. Treasury Notes	2.750%	11/30/16	96,500,000	93,838,723
U.S. Treasury Notes	3.250%	12/31/16	5,485,000	5,492,284
U.S. Treasury Notes	3.125%	1/31/17	87,640,000	87,016,967
U.S. Treasury Notes	3.125%	5/15/19	7,595,000	7,233,645
U.S. Treasury Notes	3.625%	8/15/19	103,420,000	102,159,517
U.S. Treasury Notes	3.375%	11/15/19	181,645,000	175,273,257
U.S. Treasury Notes	3.625%	2/15/20	103,320,000	101,560,357

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.000%	5/15/18	17,210,000	$12,734,126
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	0.000%	11/15/24	510,000	257,562

Total U.S. Government Obligations				1,345,522,512

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,639,523,992)				1,611,993,460

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	38,873,723	40,692,896
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	37,715,817	37,518,412
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	94,791,665	98,790,736
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	13,010,362	12,316,142
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	6,657,713	8,116,690
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	29,430,047	37,353,175	(k)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $220,547,163)				234,788,051

			SHARES
COMMON STOCK - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
SuperMedia Inc. (Cost - $117,183)			1,788	73,129	*

CONVERTIBLE PREFERRED STOCKS - 1.4%
CONSUMER DISCRETIONARY - 1.3%
Automobiles - 1.3%
Motors Liquidation Co., Senior Debentures, Series A	4.500%	3/6/32	25,191	214,879	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%	3/6/32	3,790,025	32,328,913	*
Motors Liquidation Co., Senior Debentures, Series C	6.250%	7/15/33	8,565,662	73,493,380	*

TOTAL CONSUMER DISCRETIONARY				106,037,172

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	87,000	*

UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III	6.750%	10/15/29	71,200	3,220,376

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $105,075,084)				109,344,548

PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co.	7.250%		45,400	369,102	*
Motors Liquidation Co.	1.500%		836,487	7,059,950	*
Motors Liquidation Co.	7.250%		127,900	1,055,175
Motors Liquidation Co., Senior Notes	7.250%		56,300	464,475	*
Motors Liquidation Co., Senior Notes	7.375%		327,800	2,704,350	*
Motors Liquidation Co., Senior Notes	7.500%		259,700	2,116,555	*

TOTAL CONSUMER DISCRETIONARY				13,769,607

FINANCIALS - 0.2%
Consumer Finance - 0.0%

GMAC Inc.	7.000%		3,836	2,923,991	(c)

Diversified Financial Services - 0.2%
Citigroup Capital XII	8.500%		481,950	12,425,297	*(f)
Home Ownership Funding Corp.	1.000%		1,500	144,198	(b)(c)(e)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE		SHARES	VALUE
Diversified Financial Services - continued
Home Ownership Funding II	1.000%		1,300	$124,972	(b)(c)(e)

Total Diversified Financial Services				12,694,467

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		1,737,615	2,206,771	*(f)
Federal National Mortgage Association (FNMA)	0.000%		53,100	79,650	*(f)
Federal National Mortgage Association (FNMA)	8.250%		1,193,775	1,516,095	*(f)

Total Thrifts & Mortgage Finance				3,802,516

TOTAL FINANCIALS				19,420,974

TOTAL PREFERRED STOCKS (Cost - $114,607,424)				33,190,581

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
Eurodollar Futures, Put @ $99.00		9/13/10	1,460	127,750
Interest rate swaption with Credit Suisse First Boston Inc., Call @ $4.25		3/16/11	65,300,000	2,075,828
Interest rate swaption with Credit Suisse First Boston Inc., Put @ $4.35		3/16/11	196,100,000	6,570,174
U.S. Treasury 10-Year Notes Futures, Call @ $117.00		5/21/10	618	405,563
U.S. Treasury 10-Year Notes Futures, Call @ $119.00		5/21/10	2,440	419,375
U.S. Treasury 10-Year Notes Futures, Put @ $112.00		5/21/10	49	6,125
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00		5/21/10	214	36,781

TOTAL PURCHASED OPTIONS (Cost - $10,532,538)				9,641,596

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $8,367,394,880)				7,890,648,014

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 4.6%
U.S. Government Obligations - 2.3%
U.S. Treasury Bills	0.155 - 0.170%	4/29/10	56,700,000	56,693,122	(l)
U.S. Treasury Bills	0.155%	6/17/10	130,000,000	129,959,700	(l)

Total U.S. Government Obligations (Cost - $186,650,024)				186,652,822

Repurchase Agreement - 2.3%
Morgan Stanley repurchase agreement dated 3/31/10; Proceeds at maturity - $186,669,052; (Fully collateralized by U.S. government agency obligation, 2.100% due 10/5/12; Market value - $190,389,934) (Cost - $186,669,000)	0.010%	4/1/10	186,669,000	186,669,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $373,319,024)				373,321,822

TOTAL INVESTMENTS - 102.4% (Cost - $8,740,713,904#)				8,263,969,836
Liabilities in Excess of Other Assets - (2.4)%				(190,994,129)

TOTAL NET ASSETS - 100.0%				$8,072,975,707

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of March 31, 2010.

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The date shown represents the last in a range of interest reset dates.

(i)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	305	$202,063
Eurodollar Futures, Call	9/13/10	99.13	1,192	1,154,750
Eurodollar Futures, Call	3/14/11	98.88	566	438,650
Eurodollar Futures, Call	3/14/11	98.75	600	577,500
Eurodollar Futures, Put	9/13/10	98.63	1,460	54,750
Eurodollar Futures, Put	3/14/11	98.75	600	472,500
Eurodollar Futures, Put	3/14/11	98.88	566	516,475
U.S. Treasury 10-Year Notes Futures, Call	5/21/10	121.00	535	25,078

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95	124,690,000	6,422,084
Interest rate swaption with Barclays Capital Inc., Call	9/2/14	4.70	1,370,000	39,929
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	124,690,000	8,113,229
Interest rate swaption with Barclays Capital Inc., Put	9/2/14	4.70	1,370,000	59,981
Interest rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	61,530,000	1,793,766
Interest rate swaption with Credit Suisse First Boston Inc., Put	4/13/10	5.03	40,000,000	900
Interest rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	61,530,000	2,690,110
Interest rate swaption with Deutsche Bank Securities Inc., Call	9/2/14	4.70	17,800,000	518,785
Interest rate swaption with Deutsche Bank Securities Inc., Put	9/2/14	4.70	17,800,000	779,314
Interest rate swaption with JPMorgan Securities Inc., Call	10/3/13	4.86	124,700,000	6,035,704
Interest rate swaption with JPMorgan Securities Inc., Put	10/3/13	4.86	124,700,000	8,557,587

TOTAL WRITTEN OPTIONS (Premiums received - $41,183,337)				$38,453,155

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Core Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$2,686,104,738	$8,096,686	$2,694,201,424
Asset-backed securities	—	274,533,984	9,334,432	283,868,416
Collateralized mortgage obligations	—	946,026,741	—	946,026,741
Collateralized senior loans	—	48,948,941	—	48,948,941
Mortgage-backed securities	—	1,760,260,954	—	1,760,260,954
Municipal bonds	—	16,241,157	—	16,241,157
Sovereign bonds	—	142,069,016	—	142,069,016
U.S. government & agency obligations	—	1,611,993,460	—	1,611,993,460
U.S. treasury inflation protected securities	—	234,788,051	—	234,788,051
Common stock	$73,129	—	—	73,129
Convertible preferred stocks	3,220,376	106,124,172	—	109,344,548
Preferred stocks	3,802,515	29,118,896	269,170	33,190,581
Purchased options	995,594	8,646,002	—	9,641,596

Total long-term investments	$8,091,614	$7,864,856,112	$17,700,288	$7,890,648,014

Short-term investments†	—	373,321,822	—	373,321,822

Total investments	$8,091,614	$8,238,177,934	$17,700,288	$8,263,969,836

Other financial instruments:
Futures contracts	1,012,739	—	—	1,012,739
Forward foreign currency contracts	—	15,461,822	—	15,461,822
Written options	(3,441,766)	(35,011,389)	—	(38,453,155)
Interest rate swaps‡	—	(27,909,673)	—	(27,909,673)
Credit default swaps on corporate issues - sell protection‡	—	639,363	—	639,363
Credit default swaps on corporate issues - buy protection‡	—	7,552,468	—	7,552,468
Credit default swaps on credit indices - sell protection‡	—	(48,073,156)	—	(48,073,156)
Credit default swaps on credit indices - buy protection‡	—	2,096,654	—	2,096,654

Total other financial instruments	$(2,429,027)	$(85,243,911)	—	$(87,672,938)

Total	$5,662,587	$8,152,934,023	$17,700,288	$8,176,296,898

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	$2,061,675	—	$92,062	$269,028	$2,422,765
Accrued premiums/discounts	—	—	4	—	4
Realized gain/(loss)(1)	—	—	5	—	5
Change in unrealized appreciation (depreciation)(2)	7,425	—	3,092	142	10,659
Net purchases (sales)	—	—	(1,099)	—	(1,099)
Transfers into Level 3	8,096,686	$9,334,432	—	—	17,431,118
Transfers out of Level 3	(2,069,100)	—	(94,064)	—	(2,163,164)

Balance as of March 31, 2010	$8,096,686	$9,334,432	$—	$269,170	$17,700,288

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	$—	$—	$—	$142	$142

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

Credit Default Swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps.

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$333,780,092
Gross unrealized depreciation	$(810,524,160)

Net unrealized depreciation	$(476,744,068)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	288	6/10	$70,831,440	$71,733,600	$902,160
90-Day Eurodollar	406	9/10	99,747,002	100,956,975	1,209,973
90-Day Eurodollar	594	12/11	145,190,381	145,121,625	(68,756)
U.S. Treasury Bonds	1,915	6/10	231,007,334	229,740,156	(1,267,178)
U.S. Treasury 2-Year Notes	2,728	6/10	592,003,007	591,848,128	(154,879)
U.S. Treasury 5-Year Notes	11,571	6/10	1,331,451,461	1,328,857,031	(2,594,430)

					$(1,973,110)

Contracts to Sell:
90-Day Eurodollar	594	12/10	147,324,920	147,267,450	57,470
U.S. Treasury 10-Year Notes	6,608	6/10	770,536,322	768,180,000	2,356,322
U.S. Treasury 30-Year Bonds	492	6/10	57,705,557	57,133,500	572,057

					$2,985,849

Net Unrealized Gain on Open Futures Contracts					$1,012,739

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	874,069,311	$45,455,876
Options written	9,457	4,528,605
Options closed	(86,949,741)	(5,928,324)
Options expired	(86,943,203)	(2,872,820)

Written options, outstanding March 31, 2010	700,185,824	$41,183,337

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Portfolio held TBA securities with a total cost of $335,304,978.

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	29,600,000	$44,938,572	5/18/10	$(2,025,765)
Canadian Dollar	54,164,500	53,347,116	5/18/10	2,057,404
Canadian Dollar	18,877,545	18,592,669	5/18/10	826,069
Euro	31,793,419	43,029,286	5/18/10	(1,132,091)

				(274,383)

Contracts to Sell:
British Pound	12,611,199	19,146,259	5/18/10	1,070,565
British Pound	36,646,033	55,635,824	5/18/10	2,944,692
Euro	30,229,325	40,912,438	5/18/10	1,327,301
Euro	47,500,000	64,286,609	5/18/10	2,099,391
Euro	27,800,000	37,624,584	5/18/10	881,613
Euro	58,715,000	79,465,015	5/18/10	1,835,238
Euro	40,000,000	54,136,091	5/18/10	936,509
Japanese Yen	3,505,320,000	37,544,214	5/18/10	1,252,909
Japanese Yen	3,600,000,000	38,558,297	5/18/10	1,288,514
Japanese Yen	7,129,387,100	76,360,284	5/18/10	2,099,473

				15,736,205

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$15,461,822

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Banc of America Securities LLC	$8,100,000	3/1/13	5.104% Semi-Annually	3-month LIBOR	—	$(780,688)
Banc of America Securities LLC	5,510,000	12/16/13	5.381% Semi-Annually	3-month LIBOR	—	(638,174)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% Semi-Annually	3-month LIBOR	—	(807,826)
Banc of America Securities LLC	5,500,000	1/15/16	5.45084% Semi-Annually	3-month LIBOR	—	(732,432)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% Semi-Annually	3-month LIBOR	—	(1,108,202)
Banc of America Securities LLC	212,490,000	2/15/25	4.29456% Semi-Annually	3-month LIBOR	—	(1,269,415)
Barclays Capital Inc.	10,850,000	11/1/11	5.439% Semi-Annually	3-month LIBOR	—	(774,933)
Barclays Capital Inc.	6,240,000	6/25/12	5.06% Semi-Annually	3-month LIBOR	—	(514,974)
Barclays Capital Inc.	6,330,000	9/15/12	5.189% Semi-Annually	3-month LIBOR	—	(572,014)
Barclays Capital Inc.	66,810,000	11/20/19	3.9% Semi-Annually	3-month LIBOR	—	(782,479)
Citigroup Global Markets	9,750,000	9/15/11	3.34% Semi-Annually	3-month LIBOR	—	(356,628)
Credit Suisse First Boston USA	5,990,000	9/15/10	5.0025% Semi-Annually	3-month LIBOR	—	(127,396)

Notes to Schedule of Investments (unaudited) (continued)

Credit Suisse First Boston USA	5,300,000	8/15/13	5.023% Semi-Annually	3-month LIBOR	—	(528,564)
Credit Suisse First Boston USA	471,380,000	2/28/14	2.75013% Semi-Annually	3-month LIBOR	—	(8,838,988)
Credit Suisse First Boston USA	6,630,000	3/15/14	5.131% Semi-Annually	3-month LIBOR	—	(723,690)
Credit Suisse First Boston USA	5,350,000	9/15/15	5.16% Semi-Annually	3-month LIBOR	—	(625,518)
Credit Suisse First Boston USA	4,880,000	3/1/17	5.335% Semi-Annually	3-month LIBOR	—	(631,775)
Deutsche Bank AG	10,890,000	6/15/16	5.1825% Semi-Annually	3-month LIBOR	—	(1,299,263)
Deutsche Bank AG	8,270,000	4/1/17	5.435% Semi-Annually	3-month LIBOR	—	(1,123,541)
JP Morgan Chase & Co.	8,250,000	9/15/14	5% Semi-Annually	3-month LIBOR	—	(879,434)
JP Morgan Chase & Co.	59,100,000	3/17/20	3.6% Semi-Annually	3-month LIBOR	$85,968	925,640
Morgan Stanley & Co., Inc.	5,540,000	3/15/12	4.7625% Semi-Annually	3-month LIBOR	—	(389,130)
Morgan Stanley & Co., Inc.	6,600,000	4/30/16	5.189% Semi-Annually	3-month LIBOR	—	(790,898)
RBS Greenwich	4,560,000	4/1/12	5.011% Semi-Annually	3-month LIBOR	—	(347,092)
RBS Greenwich	8,230,000	3/1/16	5.12% Semi-Annually	3-month LIBOR	—	(950,925)
RBS Greenwich	117,700,000	7/16/19	3.64% Semi-Annually	3-month LIBOR	—	659,144
RBS Greenwich	58,850,000	7/16/39	3-month LIBOR	4.095% Semi-Annually	—	(3,986,446)

Total	$1,135,320,000				$85,968	$(27,995,641)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2010[2]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Sell Protection[3]
Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)	$2,500,000	12/20/16	5.53%	2.2% Quarterly	$(411,041)	—	$(411,041)
Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)	1,700,000	12/20/16	0.44%	2.21% Quarterly	(278,669)	—	(278,669)
Deutsche Bank AG (Ford Motor Credit Co., 7.25%, due 10/25/11)	4,450,000	9/20/17	3.48%	3.65% Quarterly	40,685	—	40,685
Deutsche Bank AG (Ford Motor Credit Co., 7.25%, due 10/25/11)	3,500,000	9/20/17	3.48%	3.65% Quarterly	32,000	—	32,000
Deutsche Bank AG (Ford Motor Credit Co., 7.45%, due 7/16/31)	2,600,000	3/20/15	5.21%	2.93% Quarterly	(244,327)	—	(244,327)
Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)	3,600,000	3/20/17	5.54%	2.6% Quarterly	(533,459)	—	(533,459)
Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)	5,600,000	3/20/17	5.54%	2.8% Quarterly	(773,421)	—	(773,421)
RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	7,400,000	3/20/12	0.88%	0.6% Quarterly	(40,696)	—	(40,696)
RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	9,900,000	9/20/12	0.90%	0.66% Quarterly	(52,155)	—	(52,155)
RBS Greenwich (Eastman Kodak Company, 7.25%, due 11/15/13)	19,300,000	12/20/10	3.05%	3.2% Quarterly	21,514	—	21,514

Notes to Schedule of Investments (unaudited) (continued)

RBS Greenwich (Eastman Kodak Company, 7.25%, due 11/15/13)	3,260,000	9/20/12	5.79%	2.25% Quarterly	(261,691)	—	(261,691)
RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	8,900,000	9/20/11	2.30%	3.75% Quarterly	191,778	$(31,712)	223,490
RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	8,200,000	3/20/12	2.33%	5.38% Quarterly	483,915	—	483,915
RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	18,400,000	9/20/11	1.95%	6.75% Quarterly	1,293,042	—	1,293,042
RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	2,500,000	6/20/12	2.45%	5.1% Quarterly	143,184	—	143,184
RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	6,900,000	6/20/12	2.45%	5.15% Quarterly	402,645	—	402,645
RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	7,400,000	6/20/12	2.45%	5.85% Quarterly	543,777	—	543,777
RBS Greenwich (General Motors Acceptance Corporation, 6%, due 4/1/11)	780,000	12/20/11	2.59%	1.34% Quarterly	(16,242)	—	(16,242)
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	1,250,000	9/20/10	1.55%	5.75% Quarterly	24,991	—	24,991
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	680,000	12/20/11	2.59%	1.2% Quarterly	(15,741)	—	(15,741)
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	8,500,000	3/20/12	2.65%	1.17% Quarterly	(237,338)	—	(237,338)
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	9,400,000	3/20/12	2.65%	1.4% Quarterly	(221,767)	—	(221,767)
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	9,300,000	3/20/12	2.65%	2% Quarterly	(114,360)	—	(114,360)
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	3,800,000	9/20/12	2.73%	5.95% Quarterly	282,870	—	282,870
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	4,200,000	12/20/16	3.47%	1.55% Quarterly	(407,058)	—	(407,058)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	24,300,000	6/20/12	2.59%	1.76% Quarterly	(430,637)	—	(430,637)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	3,600,000	9/20/12	2.74%	2.35% Quarterly	(33,063)	—	(33,063)
RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	3,600,000	9/20/12	2.74%	2.4% Quarterly	(28,842)	—	(28,842)
RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/2012)	5,000,000	9/20/10	0.20%	0.47% Quarterly	6,567	—	6,567
RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/2012)	12,500,000	12/20/10	0.20%	0.5% Quarterly	27,724	—	27,724
The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	2,500,000	6/20/10	1.65%	4.75% Quarterly	17,354	—	17,354
The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	9,200,000	9/20/11	2.30%	3.8% Quarterly	198,243	—	198,243
The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	6,400,000	9/20/17	3.48%	3.77% Quarterly	99,950	—	99,950
The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7.45%, due 7/16/31)	10,000,000	9/20/11	1.95%	6.8% Quarterly	710,067	—	710,067

Notes to Schedule of Investments (unaudited) (continued)

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7.45%, due 7/16/31)	8,400,000	9/20/11	1.95%	6.8% Quarterly	596,456	—	596,456
The Goldman Sachs Group, Inc. (TXU Corp., 5.55%, due 11/15/14)	2,700,000	9/20/12	9.85%	3.24% Quarterly	(376,892)	—	(376,892)

Total	$242,220,000				$639,363	$(31,712)	$671,075

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Buy Protection[4]
Banc of America Securities LLC (Home Depot Inc., 3.75%, due 9/15/09)	$5,510,000	12/20/13	0.635% Quarterly	$(25,358)	—	$(25,358)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12)	7,950,000	12/20/15	0.73% Monthly	135,917	—	135,917
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	1.04% Quarterly	399,519	—	399,519
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13)	5,940,000	3/20/13	1.05% Monthly	821,854	—	821,854
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	1.13% Quarterly	44,131	—	44,131
Barclays Capital Inc. (Amerisourcebergen Corp., 5.625%, due 9/15/12)	6,330,000	9/20/12	0.5% Quarterly	(9,471)	—	(9,471)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)	6,240,000	6/20/12	0.63% Quarterly	55,200	—	55,200
Barclays Capital Inc. (Motorola Inc., 6.5%, due 9/1/25)	10,850,000	12/20/11	0.32% Quarterly	49,405	—	49,405
Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	5,350,000	9/20/15	0.9% Quarterly	(52,766)	—	(52,766)
Credit Suisse First Boston USA (Marsh & Mclennan Company, Inc., 5.375%, due 7/15/14)	5,990,000	9/20/10	0.46% Quarterly	3,943	—	3,943
Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	5,830,000	9/20/13	0.75% Quarterly	113,909	—	113,909
Credit Suisse First Boston USA (Southwest Airlines Co., 5.25%, due 10/1/14)	4,880,000	3/20/17	0.69% Quarterly	219,492	—	219,492
Credit Suisse First Boston USA (Waste Management Inc., 7.375%, due 8/1/10)	6,630,000	3/20/14	0.49% Quarterly	47,896	—	47,896
Deutsche Bank AG (Autozone Inc., 6.95%, due 6/15/16)	10,890,000	6/20/16	0.58% Quarterly	73,674	—	73,674
Deutsche Bank AG (Centurytel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	0.89% Quarterly	334,483	—	334,483
JP Morgan Chase & Co. (Bell South Corp., 6%, due 10/15/11)	8,250,000	9/20/14	0.28% Quarterly	48,418	—	48,418
JP Morgan Chase & Co. (Ford Motor Credit Company, 7%, due 10/1/13)	12,500,000	6/20/10	5.75% Quarterly	(149,746)	—	(149,746)
Morgan Stanley & Co., Inc. (Gannett Co., 6.375%, due 4/01/12)	4,560,000	3/20/12	0.46% Quarterly	123,552	—	123,552
Morgan Stanley & Co., Inc. (Sara Lee Corp. 6.125% due 11/01/32)	9,750,000	9/20/11	0.62% Quarterly	(34,777)	—	(34,777)
Morgan Stanley & Co., Inc. (Viacom Inc., 6.25%, due 4/30/16)	10,540,000	3/20/12	0.36% Quarterly	(6,200)	—	(6,200)
Morgan Stanley & Co., Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	5,540,000	3/20/12	0.74% Quarterly	26,126	—	26,126
RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16)	8,230,000	3/20/16	0.48% Monthly	97,460	—	97,460
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	669,138	8/25/45	2.55% Monthly	660,927	—	660,927

Notes to Schedule of Investments (unaudited) (continued)

The Goldman Sachs Group, Inc. (JPM Chase Commercial Mortgage, 5.7966%, due 5/15/47)	5,000,000	5/15/47	0.75% Monthly	4,574,880	—	4,574,880

Total	$169,469,138			$7,552,468	$—	$7,552,468

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection[3]
Banc of America Securities LLC (CDX IG 9)	$319,633,600	12/20/12	0.6% Quarterly	$(3,502,353)	$(3,491,493)	$(10,860)
Barclays Capital Inc. (CDX IG HVOL 9)	126,092,883	12/20/12	1.4% Quarterly	(3,738,200)	(3,250,547)	(487,653)
Barclays Capital Inc. (CDX IG HVOL 9)	10,173,297	12/20/12	1.4% Quarterly	(301,602)	(264,636)	(36,966)
Barclays Capital Inc. (CDX IG HVOL 9)	30,613,224	12/20/12	1.4% Quarterly	(907,572)	(1,409,271)	501,699
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	145,005,003	7/25/45	0.18% Monthly	(20,663,213)	(11,987,283)	(8,675,930)
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	20,822,953	7/25/45	0.18% Monthly	(2,967,271)	(1,819,489)	(1,147,782)
Credit Suisse First Boston USA (CDX HY 10)	10,614,000	6/20/13	5% Quarterly	385,443	(925,385)	1,310,828
Credit Suisse First Boston USA (CDX IG 9)	45,012,000	12/20/12	0.6% Quarterly	(493,215)	(491,685)	(1,530)
Credit Suisse First Boston USA (CDX IG HVOL 10)	9,519,966	6/20/13	3.5% Quarterly	264,046	88,376	175,670
Deutsche Bank AG (ABX.HE-AAA 06-1)	28,463,634	7/25/45	0.18% Monthly	(4,056,068)	(2,369,841)	(1,686,227)
Deutsche Bank AG (ABX.HE-AAA 06-1)	14,357,762	7/25/45	0.18% Monthly	(2,045,981)	(1,254,572)	(791,409)
Deutsche Bank AG (ABX.HE-AAA 06-1)	6,885,009	7/25/45	0.18% Monthly	(981,114)	(742,613)	(238,501)
Deutsche Bank AG (iBoxx IG Hi-Vol2)	11,174,667	9/20/14	1.3% Quarterly	(205,061)	28,273	(233,334)
JP Morgan Chase & Co. (ABX. HE-AAA 06-1)	20,151,245	7/25/45	0.18% Monthly	(2,871,553)	(468,478)	(2,403,075)
JP Morgan Chase & Co. (CDX HY 6B)	21,354,000	6/20/11	3% Quarterly	414,710	78,320	336,390
JP Morgan Chase & Co. (CDX HY 8)	31,750,000	6/20/12	0.91% Quarterly	(837,772)	—	(837,772)
JP Morgan Chase & Co. (CDX HY 8)	11,800,000	6/20/12	1.01% Quarterly	(285,390)	—	(285,390)
JP Morgan Chase & Co. (CDX HY 8)	12,700,000	6/20/12	1.05% Quarterly	(295,976)	—	(295,976)
JP Morgan Chase & Co. (CDX HY 9)	8,900,000	12/20/12	2.25% Quarterly	(332,857)	—	(332,857)
JP Morgan Chase & Co. (CDX HY 9)	13,000,000	12/20/12	6.2% Quarterly	875,018	—	875,018
JP Morgan Chase & Co. (CDX IG 10)	68,244,000	6/20/13	1.55% Quarterly	1,103,772	(291,679)	1,395,451
JP Morgan Chase & Co. (CDX IG HVOL 9)	11,199,960	12/20/12	1.4% Quarterly	(332,038)	(286,739)	(45,299)
Merrill Lynch & Co., Inc. (ABX.HE-AAA 06-1)	20,780,972	7/25/45	0.18% Monthly	(2,961,288)	(1,369,225)	(1,592,063)
Merrill Lynch & Co., Inc. (ABX.HE-AAA 06-1)	20,990,881	7/25/45	0.18% Monthly	(2,991,200)	(1,136,167)	(1,855,033)
Merrill Lynch & Co., Inc. (CDX HY 8)	30,600,000	6/20/12	0.82% Quarterly	(868,042)	—	(868,042)
Merrill Lynch & Co., Inc. (CDX HY 8)	31,750,000	6/20/12	0.92% Quarterly	(830,786)	—	(830,786)
Merrill Lynch & Co., Inc. (CDX HY 8)	18,800,000	6/20/12	1.125% Quarterly	(407,105)	—	(407,105)
Merrill Lynch & Co., Inc. (CDX HY 9)	9,340,000	12/20/12	2% Quarterly	(411,210)	—	(411,210)
Merrill Lynch & Co., Inc. (CDX HY 9)	9,220,000	12/20/12	2.3% Quarterly	(332,604)	—	(332,604)
Merrill Lynch & Co., Inc. (CDX HY 9)	3,000,000	12/20/12	6.2% Quarterly	201,927	—	201,927
Merrill Lynch & Co., Inc. (CDX HY 9)	2,000,000	12/20/12	6.43% Quarterly	146,812	—	146,812
Merrill Lynch & Co., Inc. (Dow Jones CDX IG HVOL 12)	24,553,164	6/20/14	5% Quarterly	3,600,309	706,716	2,893,593
The Goldman Sachs Group, Inc. (CDX HY 8)	17,700,000	6/20/12	0.9% Quarterly	(470,937)	—	(470,937)
The Goldman Sachs Group, Inc. (CDX HY 9)	35,500,000	12/20/12	1.8% Quarterly	(1,751,162)	—	(1,751,162)

Notes to Schedule of Investments (unaudited) (continued)

The Goldman Sachs Group, Inc. (CDX HY 9)	8,780,000	12/20/12	2% Quarterly	(386,555)	—	(386,555)
The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	234,359,163	6/20/13	3.5% Quarterly	6,500,209	2,667,586	3,832,623
The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	373,332	6/20/13	3.5% Quarterly	10,355	4,570	5,785
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	933,330	12/20/12	1.4% Quarterly	(27,670)	(19,978)	(7,692)
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	28,279,899	12/20/12	1.4% Quarterly	(838,397)	(567,481)	(270,916)
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	28,279,899	12/20/12	1.4% Quarterly	(838,397)	(580,110)	(258,287)
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	27,439,902	12/20/12	1.4% Quarterly	(813,494)	(855,794)	42,300
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	3,919,986	12/20/12	1.4% Quarterly	(116,213)	(106,960)	(9,253)
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	106,679,619	12/20/12	1.4% Quarterly	(3,162,667)	(8,003,667)	4,841,000
The Goldman Sachs Group, Inc. (iBoxx HY 4)	1,980,000	6/20/10	3.4% Quarterly	11,273	(3,891)	15,164
The Goldman Sachs Group, Inc. (iBoxx HY 6B)	9,737,424	6/20/11	3% Quarterly	189,107	29,408	159,699
The Goldman Sachs Group, Inc. (iBoxx HY 6B)	12,812,400	6/20/11	3% Quarterly	248,826	46,989	201,837

Total	$1,665,277,174			$(48,073,156)	$(38,046,746)	$(10,026,410)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Buy Protection[4]
Banc of America Securities LLC (CDX IG 9)	$197,084,800	12/20/14	0.7% Quarterly	$4,206,184	$4,164,072	$42,112
Credit Suisse First Boston USA (CDX HY 12)	11,750,000	6/20/14	5% Quarterly	(140,807)	459,998	(600,805)
Credit Suisse First Boston USA (CDX IG 9)	27,878,400	12/20/14	0.7% Quarterly	594,981	589,024	5,957
Credit Suisse First Boston USA (MARKIT CDX HY 13)	28,116,000	12/20/14	5% Quarterly	22,006	1,789,853	(1,767,847)
JP Morgan Chase & Co. (CDX HY 6B)	9,908,256	6/20/11	3% Quarterly	192,425	12,825	179,600
JP Morgan Chase & Co. (CDX IG HVOL 10)	27,719,901	6/20/13	3.5% Quarterly	(768,842)	(778,934)	10,092
Morgan Stanley & Co., Inc. (CDX HY 12)	23,500,000	6/20/14	5% Quarterly	(281,615)	1,041,137	(1,322,752)
Morgan Stanley & Co., Inc. (MARKIT CDX HY 13)	28,116,000	12/20/14	5% Quarterly	22,006	1,789,853	(1,767,847)
RBS Greenwich (CDX HY 10)	10,614,000	6/20/13	5% Quarterly	(385,443)	1,370,466	(1,755,909)
RBS Greenwich (CDX IG HVOL 10)	10,266,630	6/20/13	3.5% Quarterly	(284,756)	(344,080)	59,324
The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	38,919,861	6/20/13	3.5% Quarterly	(1,079,485)	302,372	(1,381,857)

Total	$413,873,848			$2,096,654	$10,396,586	$(8,299,932)

1	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
2	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

Notes to Schedule of Investments (unaudited) (continued)

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$5,097,982	$(4,085,243)	$9,641,596	$(38,453,155)	—	—	$(27,909,673)	$(55,708,493)
Foreign Exchange Contracts	—	—	—	—	18,619,678	(3,157,856)	—	$15,461,822
Credit Contracts	—	—	—	—	—	—	(37,784,671)	$(37,784,671)
Other Contracts	—	—	—	—	—	—	—	—

Total	$5,097,982	$(4,085,243)	$9,641,596	$(38,453,155)	$18,619,678	$(3,157,856)	$(65,694,344)	$(78,031,342)

During the period ended March 31, 2010, the Fund had average market values of $3,172,269,303, $715,807,620, $8,150,648, $45,066,912, $165,978,572 and $466,485,116 in futures contracts (to buy), futures contracts (to sell), purchased options, written options, forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively. Additionally, the Fund had average notional balances of $615,294,077, $2,090,816,904 and $1,266,370,000 in credit default swap contracts (to buy protection), credit default swap contracts (to sell protection) and interest rate swap contracts.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $69,721,628. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets posted as collateral for all swaps was $101,060,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 26, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Principal Financial and Accounting Officer

Date:	May 26, 2010